Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

19. COMMITMENTS AND CONTINGENCIES

Litigation

From time to time, the Company is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, the Company does not believe that the ultimate outcome of any unresolved matters, individually and in aggregate, are reasonably possible to have a material adverse effect on the financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the view of these matters may change in the future. The Company records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Company reviews the need for any such liabilities on a regular basis.